                                                                 EXHIBIT (d)(13)

                             LETTER OF TRANSMITTAL
                TO SURRENDER CERTIFICATES FORMERLY REPRESENTING
                             SHARES OF COMMON STOCK
                                       OF
                                 MAXSERV, INC.

                              ------------------

                             THE DISBURSING AGENT:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                            By Overnight Courier:           By Mail:
         By Hand:



                             First Chicago Trust      First Chicago Trust
   First Chicago Trust             Company                  Company
         Company                 of New York              of New York
       of New York           Attention: Tenders &     Attention: Tenders &
   Attention: Tenders &           Exchanges                Exchanges
        Exchanges             Suite 4680 -- MXV    P.O. Box 2565, Suite 4660
 c/o THE DEPOSITORY TRUST 14 Wall Street, 8th Floor  Jersey City, NJ 07303-
         COMPANY              New York, NY 10005              2565
 55 Water Street, DTC TAD
Vietnam Veterans Memorial
          Plaza
    New York, NY 10041

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES
                                      NOT
                          CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
                                   CAREFULLY
                BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                    DESCRIPTION OF CERTIFICATES SURRENDERED

--------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
               HOLDER(S)               SHARE CERTIFICATE(S) BEING SURRENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS   (ATTACH SIGNED ADDITIONAL LIST, IF
                NAME(S)                              NECESSARY)
  APPEAR(S) ON SHARE CERTIFICATE(S))

--------------------------------------------------------------------------------
                                                            NUMBER OF
                                                             SHARES
                                             SHARE          FORMERLY
                                          CERTIFICATE    REPRESENTED BY
                                           NUMBER(S)          SHARE
                                                         CERTIFICATE(S)

                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                        TOTAL SHARES


[_] CHECK HERE AND RETURN THIS LETTER OF TRANSMITTAL TO THE DISBURSING AGENT IF
  ANY OF YOUR SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN, OR DESTROYED. THE DISBURSING AGENT WILL THEREAFTER ADVISE YOU OF THE REQUIREMENTS FOR RECEIVING PAYMENT FOR THE SHARES FORMERLY REPRESENTED BY SUCH SHARE CERTIFICATES.

IMPORTANT: Appraisal rights described in the Notice of Merger and Appraisal Rights accompanying this Letter of Transmittal should be considered carefully before certificates formerly representing Shares are surrendered for payment.

    NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL
                AND FOR THE SUBSTITUTE FORM W-9 ON THE REVERSE
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: First Chicago Trust Company of New York, as Disbursing Agent (the "Disbursing Agent")

  The undersigned has received a copy of the Notice of Merger and Appraisal Rights dated March 25, 1997 (the "Notice"), in respect of the merger (the "Merger") of Max Acquisition Delaware Inc., a Delaware corporation, with and into MaxServ, Inc., a Delaware corporation (the "Corporation"), which Merger became effective on March 18, 1997 (the "Effective Time"). With respect to the shares of common stock, par value $.01 per share (the "Shares"), of the Corporation held by the undersigned at the Effective Time, the undersigned hereby surrenders the above-described certificate(s) formerly representing Shares (the "Share Certificate(s)") in exchange for payment of $7.75 per Share in cash, without interest thereon (the "Merger Consideration"), by the Disbursing Agent.

  The name(s) and address(es) of the registered holder(s) should be printed, if they are not already set forth on a label above, under "Description of Certificates Surrendered," as they appear on the Share Certificate(s). The Share Certificate(s) and the number of Shares formerly represented thereby that the undersigned wishes to surrender should be indicated in the appropriate boxes.

  The undersigned will, upon request, execute any additional documents deemed by the Disbursing Agent or the Corporation to be necessary to complete the transmittal of the Share Certificate(s) surrendered hereby.

  The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to surrender any Share Certificate(s) delivered herewith for payment as provided herein and that, when the Merger Consideration is paid by the Disbursing Agent, the Corporation will not be subject to any adverse claim in respect of such Share Certificate(s) and (b) the undersigned has reviewed the Notice, including the information therein with respect to the rights of stockholders to an appraisal of their Shares under Sections 253(d) and 262 of the General Corporation Law of the State of Delaware, and understands that surrender to the Disbursing Agent of Share Certificate(s) may constitute a waiver of appraisal rights under the General Corporation Law of the State of Delaware.

  The undersigned hereby irrevocably constitutes and appoints the Disbursing Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Share Certificate(s), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Share Certificate(s), together with all accompanying evidences of transfer and authenticity, to the Corporation upon receipt by the Disbursing Agent, as the undersigned's agent, of the Merger Consideration. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of, the undersigned.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Merger Consideration in the name(s) of the registered holder(s) appearing under "Description of Certificates Surrendered" above. Similarly, unless otherwise indicated below under "Special Delivery Instructions," please mail the check for the Merger Consideration to the address of the registered holder(s) appearing under "Description of Certificates Surrendered" above. In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Merger Consideration in the name of, and deliver such check to, the person so indicated.



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SIGNATURE GUARANTEE REQUIRED--           (SIGNATURE GUARANTEE REQUIRED--
         SEE INSTRUCTION 2)                        SEE INSTRUCTION 2)


   To be completed ONLY if the               To be completed ONLY if the
 check for the Merger                      check for the Merger
 Consideration is to be issued in          Consideration is to be sent to
 the name of someone other than            someone other than the
 the undersigned.                          undersigned or to the undersigned
                                           at an address other than that
                                           shown above.

 Issue Check to:


 Name _____________________________        Mail Check to:

           (PLEASE PRINT)
                                           Name _____________________________

 Address __________________________                  (PLEASE PRINT)

 ----------------------------------
         (INCLUDE ZIP CODE)                Address __________________________
 ----------------------------------        ----------------------------------
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
        SOCIAL SECURITY NO.)
     (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON OTHER SIDE)
             ----------------------------------------------------
             ----------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

             Dated: , 1997

               (MUST BE SIGNED BY THE REGISTERED HOLDER(S)
             EXACTLY AS NAME(S) APPEAR(S) ON SHARE
             CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY A PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 2.)

             Name(s): ___________________________________________
             ____________________________________________________
                                 (PLEASE PRINT)

             Capacity (full title): _____________________________

             Address: ___________________________________________
             ____________________________________________________
                                               (INCLUDE ZIP CODE)
             Area Code and Telephone No.: _______________________

             TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.: ____
                                            (SEE SUBSTITUTE FORM W-9 ON
                                            REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 2)

             Authorized Signature: ______________________________

             Name: ______________________________________________
                            (PLEASE TYPE OR PRINT)

             Title: _____________________________________________

             Name of Firm: ______________________________________

             Address: ___________________________________________
             ____________________________________________________
                                               (INCLUDE ZIP CODE)

             Area Code and Telephone No.: _______________________

             Dated:  , 1997

                                 INSTRUCTIONS

  1. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATE(S). All Share Certificate(s) to be surrendered, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Disbursing Agent at one of its addresses set forth in this Letter of Transmittal in order for the appropriate person to receive the Merger Consideration.

  Appraisal rights, which are described in the Notice relating to the Merger, should be considered carefully before Share Certificate(s) are surrendered for payment or this Letter of Transmittal is executed. Former stockholders should also note that surrender to the Disbursing Agent of Share Certificate(s) may constitute a waiver of appraisal rights under the General Corporation Law of the State of Delaware. In any event, a registered holder who fails to demand appraisal of such holder's Shares (or a beneficial owner of Shares who fails to cause the registered holder of such Shares to demand an appraisal of such Shares) on or prior to April 14, 1997 (i.e., within 20 days after the date of mailing of the Notice), as provided under Section 262 of the General Corporation Law of the State of Delaware ("Section 262"), will have waived such holder's appraisal rights under Section 262. Each person who does NOT plan to seek an appraisal of all such person's Shares is urged to execute (or, if such person is not the registered holder of such Shares, to arrange for such registered holder or such holder's duly authorized representative to execute) and mail postage paid or deliver this Letter of Transmittal, together with all Share Certificate(s), to the Disbursing Agent at one of the addresses set forth on the reverse hereof.

  Notwithstanding any other provision hereof, payment of the Merger Consideration in exchange for Share Certificate(s) surrendered for payment pursuant to the Merger shall in all cases be made only after receipt by the Disbursing Agent of such Share Certificate(s), a Letter of Transmittal, properly completed and duly executed, and any other required documents.

  All questions as to the validity of any surrender of Share Certificate(s) or mailing or delivery of this Letter of Transmittal shall be determined by the Corporation, whose determination shall be final and binding. The Corporation reserves the absolute right to reject any or all Share Certificate(s) or Letters of Transmittal not in proper form or the payment for which may, in the opinion of counsel for the Corporation, be unlawful. The Corporation also reserves the absolute right to waive any defect or irregularity in the surrender of any Share Certificate(s) or Letters of Transmittal. Neither the Corporation (or any of its affiliates) nor the Disbursing Agent or any other person will be under any duty to give notification of any defects or irregularities in any Letter of Transmittal or will incur any liability for failure to give any such notification to any person (even if such notification is given to other persons).

  2. SIGNATURES; SIGNATURE GUARANTEES. If Share Certificate(s) are registered in the name of a person other than the signer of this Letter of Transmittal, the Share Certificate(s) must be duly endorsed, or accompanied by stock power(s) signed by the registered holder(s), with the signature(s) on the endorsement(s) or stock power(s) guaranteed thereon and on this Letter of Transmittal as provided below. If the surrendered Share Certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal is executed by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, proper documentary evidence must be furnished of the authority of the person executing the same. Questions regarding such evidence of authority may be referred to the Disbursing Agent.

  IF SHARE CERTIFICATE(S) ARE SURRENDERED BY A REGISTERED HOLDER WHO HAS COMPLETED THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS," SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY A FIRM THAT IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR BY ANY OTHER BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION" AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), UNLESS SUCH SHARE CERTIFICATE(S) ARE SURRENDERED ON BEHALF OF AN ELIGIBLE INSTITUTION.

  No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of the Share Certificate(s) surrendered herewith and payment is to be made directly to such register holder(s) or (b) if such Share Certificate(s) are surrendered for the account of an Eligible Institution.

  3. STOCK TRANSFER TAXES. If the Merger Consideration is to be paid to any persons other than the registered holder(s) of the Share Certificate(s), or if the Share Certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person shall be deducted from the Merger Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S).

  4. METHOD OF DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). The method of delivery of this Letter of Transmittal, the Share Certificate(s) and any other required documents is at the option and risk of the former stockholder, but the delivery will be deemed made only when actually received by the Disbursing Agent. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. For those former stockholders who desire to surrender their Share Certificate(s) by mail, an envelope addressed to the Disbursing Agent is enclosed.

  5. MULTIPLE REGISTRATIONS. If a former stockholder's Shares are registered differently on several Share Certificate(s), it will be necessary for such former stockholder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations for his Shares.

  6. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  7. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on the cash received upon the surrender of Share Certificate(s), a former stockholder must, unless an exemption applies, provide the Disbursing Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service (the "IRS") and payments made in exchange for the surrendered Shares may be subject to backup withholding.

  Backup withholding is not an additional Federal income tax. Rather, the amount of backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the former stockholder upon filing an income tax return.

  The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the Share Certificate(s) or of the last transferee appearing on the transfers attached to, or endorsed on, the Share Certificate(s). The TIN for an individual is his or her social security number. In other cases, the correct TIN may be the employer indentification number of the registered holder of Share Certificate(s). If the registered holder of Share Certificate(s) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such person should write "Applied For" in the space provided for the TIN in Part III of the Substitute Form W-9 and sign and date such form. If "Applied For" is written in Part III and the Disbursing Agent is not provided with a TIN within 30 days, the Disbursing Agent may withhold 31% on all payments of the Merger Consideration until it is provided with a properly certified TIN.

  Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such individual's foreign status. Such statements can be obtained from the Disbursing Agent. A former stockholder should consult such holder's tax advisor about the qualifications for exemption from backup withholding and the procedure for obtaining such exemption. For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  8. LOST CERTIFICATES. In the event that the former stockholder is unable to deliver to the Disbursing Agent any of the Share Certificate(s) because of the mutilation, loss, theft or destruction of such Share Certificate(s), this Letter of Transmittal may nevertheless be submitted, together with any documents that may be required, subject to acceptance at the discretion of the Corporation, provided, among other requirements, that the former stockholder agrees to indemnify the Corporation by signing the form of indemnity agreement that may be obtained from the Disbursing Agent. In certain instances, the Corporation may require a corporate bond or indemnity.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Disbursing Agent at the addresses set forth in this Letter of Transmittal.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

-------------------------------------------------------------------------------
 SUBSTITUTE            PART I--Taxpayer               PART III--Social
 FORM W-9              Identification Number--For     Security Number OR
 DEPARTMENT OF         all accounts, enter taxpayer   Employer Identification
 THE TREASURY          identification number in the   Number
                       box at right. (For most
                       individuals, this is your
                       social security number. If
                       you do not have a number,
                       see OBTAINING A NUMBER in
                       the enclosed Guidelines.)
                       Certify by signing and
                       dating below.
                       NOTE:If the account is in
                       more than one name, see
                       chart in the enclosed
                       Guidelines to determine
                       which number to give the
                       payer.

 INTERNAL
 REVENUE                                              ------------------------
 SERVICE                                               (If awaiting TIN write
                                                           "Applied For")

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

-------------------------------------------------------------------------------
 PART II--For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 SIGNATURE ____________________________DATE _________________________________
 NAME ________________________________________________________________________
 ADDRESS _____________________________________________________________________
 CITY ____________________ STATE ____________________ ZIP ____________________


NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct TIN to the Disbursing Agent within thirty (30) days, 31% of all reportable payments made to me may be withheld.

 ------------------------------------    ------------------------------------
              Signature                                  Date